UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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C & F Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[LOGO]

C&F Financial Corporation

Eighth and Main Streets

P.O. Box 391

West Point, Virginia 23181

Dear Fellow Shareholders:

You are cordially invited to attend the 2004 Annual Meeting of Shareholders of C&F Financial Corporation, the holding company for Citizens and Farmers Bank. The meeting will be held on Tuesday, April 20, 2004, at 3:30 p.m. at the Holiday Inn, Patriot, 3032 Richmond Road, Williamsburg, Virginia. The accompanying Notice and Proxy Statement describe the matters to be presented at the meeting. Enclosed is our Annual Report to Shareholders that will be reviewed at the Annual Meeting.

Please complete, sign, date, and return the enclosed proxy card as soon as possible. Whether or not you will be able to attend the Annual Meeting, it is important that your shares be represented and your vote recorded. If you decide to attend the Annual Meeting in person, you can revoke your proxy at any time before it is voted at the Annual Meeting.

We appreciate your continuing loyalty and support of C&F Financial Corporation.

Sincerely,

/s/ Larry G. Dillon

Larry G. Dillon
Chairman, President &
Chief Executive Officer

West Point, Virginia

March 15, 2004

C&F FINANCIAL CORPORATION

Eighth and Main Streets

P.O. Box 391

West Point, Virginia 23181

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 20, 2004

The 2004 Annual Meeting of Shareholders of C&F Financial Corporation (the “Company”) will be held at the Holiday Inn, Patriot, 3032 Richmond Road, Williamsburg, Virginia, on Tuesday, April 20, 2004, at 3:30 p.m. for the following purposes:

1.	To elect two Class II directors to the Board of Directors of the Company to serve until the 2007 Annual Meeting of Shareholders, as described in the Proxy Statement accompanying this Notice.

2.	To approve the C&F Financial Corporation 2004 Incentive Stock Plan and reservation of 500,000 shares of Company common stock, as described in the Proxy Statement accompanying this Notice.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on February 13, 2004, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors,

/s/ Thomas F. Cherry

Thomas F. Cherry
Secretary

March 15, 2004

IMPORTANT NOTICE

Please complete, sign, date, and return the enclosed proxy card in the accompanying postage paid envelope so that your shares will be represented at the meeting. Shareholders attending the meeting may personally vote on all matters that are considered, in which event their signed proxies will be revoked.

C&F FINANCIAL CORPORATION

Eighth and Main Streets

P.O. Box 391

West Point, Virginia 23181

PROXY STATEMENT

2004 ANNUAL MEETING OF SHAREHOLDERS

April 20, 2004

The following information is furnished in connection with the solicitation by and on behalf of the Board of Directors of the enclosed proxy to be used at the 2004 Annual Meeting of Shareholders (the “Annual Meeting”) of C&F Financial Corporation (the “Company”) to be held Tuesday, April 20, 2004, at 3:30 p.m. at the Holiday Inn, Patriot, 3032 Richmond Road, Williamsburg, Virginia. The approximate mailing date of this Proxy Statement and accompanying proxy is March 15, 2004.

Revocation and Voting of Proxies

Execution of a proxy will not affect a shareholder’s right to attend the Annual Meeting and to vote in person. Any shareholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and requesting to vote in person. A shareholder may also revoke his proxy at any time before it is exercised by filing a written notice with the Company or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted at, any properly adjourned session of the Annual Meeting. If a shareholder specifies how the proxy is to be voted with respect to any proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to specify with respect to Proposals One and Two set forth in the accompanying Notice and further described herein, the proxy will be voted FOR director nominees named in Proposal One and FOR approval of the C&F Financial Corporation 2004 Incentive Stock Plan and reservation of 500,000 shares of Company common stock described in Proposal Two.

Voting Rights of Shareholders

Only those shareholders of record at the close of business on February 13, 2004, are entitled to notice of and to vote at the Annual Meeting, or any adjournments thereof. The number of shares of Company common stock outstanding and entitled to vote at the Annual Meeting is 3,586,371. The Company has no other class of stock outstanding. A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business. Each share of Company common stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting.

With regard to the election of directors, votes may be cast in favor or withheld. If a quorum is present, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected directors; therefore, votes withheld will have no effect. Approval of any other matter requires an affirmative vote of a majority of the shares cast on the matter. Thus, although abstentions and broker non-votes (shares held by customers which may not be voted on certain matters because the broker has not received specific instructions from the customers) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, they are generally not counted for purposes of determining whether a matter has been approved, and therefore have no effect.

Solicitation of Proxies

The cost of solicitation of proxies will be borne by the Company. Solicitations will be made only by the use of the mail, except that officers and regular employees of the Company and Citizens and Farmers Bank (the “Bank”) may make solicitations of proxies in person, by telephone or by mail, acting without compensation other than their regular compensation. We anticipate that brokerage houses and other nominees, custodians, and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons, and the Company will reimburse them for their charges and expenses in this connection.

Security Ownership of Certain Beneficial Owners and Management

The following table shows the share ownership as of February 13, 2004, of the shareholders known to the Company to be the beneficial owners of more than 5% of the Company’s common stock, par value $1.00 per share, which is the Company’s only voting security outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
SunTrust Banks, Inc. 303 Peachtree Street, Suite 1500 Atlanta, Georgia 30308	241,498	(2)	6.7%

(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within sixty days.

(2)	Based on Amendment No. 5 to a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2004 by SunTrust Banks, Inc. and certain of its subsidiaries. According to this Amendment No. 5, SunTrust Banks, Inc. and these subsidiaries have sole voting power with respect to 241,498 of these shares, sole investment power with respect to 38,680 of these shares and shared investment power with respect to 202,818 of these shares. The 241,498 shares are held by one or more subsidiaries of SunTrust Banks, Inc. in various fiduciary and agency capacities. SunTrust Banks, Inc. and such subsidiaries disclaim any beneficial interest in any of the shares reported.

The following table shows as of February 13, 2004, the beneficial ownership of the Company’s common stock of each director, director nominee, certain executive officers and of all directors, director nominees, and executive officers of the Company as a group.

Name	Amount and Nature of Beneficial Ownership(1)	Percent of Class
J. P. Causey Jr.	40,938(4)	1.1
Barry R. Chernack	4,127(4)		*
Larry G. Dillon	82,615(2)	2.3
James H. Hudson III	8,904(4)		*
Joshua H. Lawson	35,196(4)		*
William E. O’Connell Jr.	8,750(4)		*
Paul C. Robinson	9,192(4)		*
Thomas F. Cherry	5,700(3)		*
All Directors, Nominees and Executive Officers as a group (8 persons)	195,422	5.4

*	Represents less than 1% of the total outstanding shares of the Company’s common stock.

(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within sixty days.

(2)	Includes 14,300 shares for Mr. Dillon as to which he holds presently exercisable options. A description of these options is set forth below in greater detail in “Compensation Committee Report on Executive Compensation.” Also includes 40,293 shares held by a non-family trust, of which Mr. Dillon is a co-trustee, and with respect to which Mr. Dillon shares voting and investment power. Mr. Dillon disclaims beneficial ownership of the shares held in trust.

(3)	Includes 4,700 shares for Mr. Cherry as to which he holds presently exercisable options. A description of these options is set forth below in greater detail in “Compensation Committee Report on Executive Compensation.”

(4)	Includes 6,750 shares each for Mr. Causey, Mr. Hudson, Mr. Lawson, Mr. O’Connell, and Mr. Robinson and 3,000 shares for Mr. Chernack as to which they hold presently exercisable options. A description of the plan under which these options were issued is set forth below in “Directors’ Compensation.”

PROPOSAL ONE

ELECTION OF DIRECTORS

The Company’s Board is divided into three classes (I, II, and III) of directors. The term of office for Class II directors will expire at the Annual Meeting. The two persons named below, both of whom currently serve as directors of the Company, will be nominated to serve as Class II directors. If elected, the Class II nominees will serve until the 2007 Annual Meeting of Shareholders. The two persons named in the proxy will vote for the election of the nominees named below unless authority is withheld. The Company’s Board believes that the nominees will be available and able to serve as directors, but if any of these persons should not be available or able to serve, the proxies may exercise discretionary authority to vote for a substitute proposed by the Company’s Board.

Certain information concerning the nominees for election at the Annual Meeting as Class II directors is set forth below, as well as certain information about the Class III and I directors, who will continue in office until the 2005 and 2006 Annual Meetings of Shareholders, respectively.

Name (Age)	Served Since(1)	Principal Occupation During Past Five Years

Class II Directors (Nominees)	(To Serve Until the 2007 Annual Meeting)

Joshua H. Lawson (62)	1993	President, Thrift Insurance Corporation

Paul C. Robinson (46)	1994	President, Francisco, Robinson & Associates, Inc.

Class III Directors	(Serving Until the 2005 Annual Meeting)

J. P. Causey Jr. (60)	1984	Executive Vice President, Secretary & General Counsel of Chesapeake Corporation 2001 to present; Senior Vice President prior to 2001

Barry R. Chernack (56)	2000	Retired January 2000 to present; Managing Partner, Pricewaterhouse- Coopers, LLP, Southern Virginia Practice prior to January 2000

William E. O’Connell Jr. (66)	1994	Chessie Professor of Business, The College of William and Mary

Class I Directors	(Serving Until the 2006 Annual Meeting)

Larry G. Dillon (51)	1989	Chairman, President and Chief Executive Officer of the Company and the Bank

James H. Hudson III (55)	1997	Attorney-at-Law Hudson & Bondurant, P.C.

(1)	Refers to the year in which the director was first elected to the Board of Directors of the Bank.

The Board of Directors of the Bank consists of the seven members of the Company’s Board listed above, as well as Audrey D. Holmes, Bryan E. McKernon, Charles Elis Olsson, and Thomas B. Whitmore Jr.

The Board of Directors is not aware of any family relationship between any director, executive officer or person nominated by the Company to become director; nor is the Board of Directors aware of any involvement in legal proceedings that would be material to an evaluation of the ability or integrity of any director, executive officer, or person nominated to become a director. Unless authority for the above nominees is withheld, the shares represented by the enclosed proxy card, if executed and returned, will be voted FOR the election of the nominees proposed by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTORS NOMINATED TO SERVE AS CLASS II DIRECTORS.

Board Committees and Attendance

During 2003, there were ten meetings of the Board of Directors of the Company. Each director attended at least 75% of all meetings of the Board and Board committees on which he served. Following the Annual Meeting, provided that the nominees, Mr. Lawson and Mr. Robinson, are re-elected to the Board of Directors, the Board has determined that all non-employee directors, which comprise a majority of the Company’s Board, will satisfy the independence requirements of the new National Association of Securities Dealers’ (“NASD”) listing standards. The Board has affirmatively determined that directors (or nominees) Causey, Chernack, Hudson, Lawson, O’Connell and Robinson are independent within the meaning of the NASD listing standards. During 2004, the Board of Directors intends to have two or more regularly scheduled executive session meetings attended solely by these independent directors.

The Company has not adopted a formal policy on Board members’ attendance at its annual meeting of shareholders, although all Board members are encouraged to attend and historically most have done so. All Board members attended the Company’s 2003 Annual Meeting of Shareholders.

The Board of Directors of the Company has an Audit Committee and a Compensation Committee, and the Board of Directors of the Bank has an Executive Committee. Pursuant to a Board resolution, the independent members of the Board of Directors of the Company act as the Nominating Committee for nominees to be voted on for election as directors.

The Company’s Board of Directors does not have a standing Nominating Committee. The Board of Directors does not believe that it is necessary to have a Nominating Committee because it believes that the functions of a Nominating Committee can be adequately performed by its independent members.

In their capacity as the Nominating Committee, the independent members of the Board of Directors will accept for consideration shareholders’ nominations for directors if made in writing. In accordance with the Company’s bylaws, a shareholder nomination must include the nominee’s written consent to the nomination, sufficient background information with respect to the nominee, sufficient identification of the nominating shareholder and a representation by the shareholder of his or her intention to appear at the Annual Meeting (in person or by proxy) to nominate the individual specified in the notice. Nominations must be received by the Company’s Secretary at the Company’s principal office in West Point, Virginia, no later than February 13, 2005 in order to be considered for the next annual election of directors. Any candidates submitted by a shareholder or shareholder group are reviewed and considered in the same manner as all other candidates based on the qualifications described below.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting the Company and time available for meetings and consultation on Company matters. The independent directors seek a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and its shareholders. The independent directors, along with other board members as appropriate, evaluate potential nominees, whether proposed by shareholders or otherwise, by reviewing their qualifications, reviewing results of personal and reference interviews and reviewing other relevant information. Candidates whose evaluations are favorable are then chosen by a majority of the independent directors to be recommended for selection by the full Board. The full Board then selects and recommends candidates for nomination as directors for shareholders to consider and vote upon at the annual meeting.

Current members of the Company’s Compensation Committee are Messrs. Causey, Chernack, Hudson, and Thomas Whitmore Jr. Mr. Whitmore is not a Company director and, therefore, will not serve on the Compensation Committee after the Annual Meeting. The Compensation Committee recommends the level of compensation of the Chief Executive Officer and the Chief Financial Officer of the Company and each officer of the Bank, the granting of stock options and other employee remuneration plans to the Board of Directors. The Compensation Committee met five times during 2003. See “Compensation Committee Report on Executive Compensation” on page 11.

Current members of the Company’s Audit Committee are Messrs. Causey, Chernack, Lawson, O’Connell, and Robinson. Messrs. Lawson and Robinson do not satisfy the independence requirements of the Sarbanes-Oxley Act for Audit Committee members because they receive compensatory fees, other than fees for services as a director or committee member, from the Company. As a result, these directors will not serve on the Audit Committee after the Annual Meeting. The Audit Committee reviews and approves various audit functions including the year-end audit performed by the Company’s independent public accountants. The Audit Committee met eleven times during 2003. See “Report of the Audit Committee” on page 13.

Members of the Bank’s Executive Committee are Messrs. Causey, Dillon, Hudson, and O’Connell. The Executive Committee reviews various matters and submits proposals or recommendations to the Company’s Board of Directors. The Executive Committee did not meet in 2003.

Shareholder Communications with the Company’s Board of Directors

The Company provides an informal process for shareholders to send communications to the Board of Directors. Shareholders who wish to contact the Board of Directors or any of its members may do so by addressing their written correspondence to C&F Financial Corporation, Board of Directors, c/o Corporate Secretary, P.O Box 391, West Point, Virginia 23181. Correspondence directed to an individual Board member will be referred, unopened, to that member. Correspondence not directed to a particular Board member will be referred, unopened, to the Chairman of the Board.

Directors’ Compensation

Mr. Causey, as Chairman of the Company’s Compensation Committee, and Mr. Chernack, as Chairman of the Company’s Audit Committee, each receive an annual retainer of $6,600. The remaining non-employee members of the Board of Directors of the Company each receive an annual retainer of $5,000. The retainers are payable in quarterly installments. In addition, all non-employee members of the Board of Directors of the Company receive a base meeting fee of $500 per day for Company or Bank meeting attendance and a fee of $100 for secondary meeting attendance for the Company Board, Bank Board or any committees of either board held on the same day as a meeting for which the base meeting fee is paid.

In addition to cash compensation, non-employee members of the Board of Directors of the Company participate in the Non-Employee Directors Stock Compensation Plan. Under this plan, directors are granted options to purchase the Company’s common stock at a price equal to the fair market value of the stock at the date of grant. Options become exercisable twelve months after the date of grant and expire ten years from the date of grant. On May 1, 2003, each non-employee member of the Board of Directors of the Company was granted 1,500 options with an exercise price of $40.50 per share.

Interest of Management in Certain Transactions

As of December 31, 2003, the total maximum extensions of credit (including used and unused lines of credit) to policy-making officers, directors, and their associates amounted to $1,034,049, or 1.58% of total year-end capital. The maximum aggregate amount of such indebtedness outstanding during 2003 was $757,191, or 1.16% of total year-end capital. These loans were made in the ordinary course of the Bank’s business, on the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with others, and do not involve more than the normal risks of collectibility or present other unfavorable features. The Bank expects to have in the future similar banking transactions with the Company’s officers, directors, and their associates.

Executive Compensation

Summary of Cash and Certain Other Compensations. The following table shows the cash compensation paid to Mr. Dillon, Chairman, President and Chief Executive Officer of the Company, and Thomas F. Cherry, Senior Vice President, Chief Financial Officer and Secretary of the Company, during 2003, 2002, and 2001. During 2003, no other executive officer of the Company received compensation in excess of $100,000.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus(1)	Other Annual Compensation(2)	Securities Underlying Options(3)	All Other Compensation(4)
Larry G. Dillon	2003	$198,000	$75,000	—	6,000	$21,092
Chairman/President/	2002	180,000	65,000	—	4,500	27,877
Chief Executive	2001	172,500	60,000	—	3,500	28,518
Officer
Thomas F. Cherry	2003	134,000	45,000	—	3,500	31,258
Senior Vice	2002	120,000	45,000	—	3,500	25,067
President/Chief	2001	104,000	25,000	—	2,500	22,725
Financial Officer/
Secretary

(1)	All bonuses were paid in accordance with the management incentive bonus policy adopted by the Bank effective January 1, 1987.

(2)	The amount of compensation in the form of perquisites or other personal benefits properly categorized in this column according to the disclosure rules adopted by the Securities and Exchange Commission did not exceed the lesser of either $50,000, or 10% of the total annual salary and bonus reported for Mr. Dillon and Mr. Cherry, respectively, in any of the three years reported.

(3)	Year 2003 options were granted at an exercise price of $42.00 per share; year 2002 options were granted at an exercise price of $22.75 per share; year 2001 options were granted at an exercise price of $19.05 per share.

(4)	$6,000, $8,000, and $8,500 were contributed for Mr. Dillon and $5,383, $5,817, and $6,125 were contributed for Mr. Cherry under the Bank’s Profit-Sharing Plan for 2003, 2002, and 2001, respectively. $6,218 was contributed for Mr. Dillon under the Bank’s Split-Dollar Insurance Program for each of the years 2002 and 2001. Mr. Dillon’s participation in the Split-Dollar Insurance Program was terminated in 2003, and Mr. Dillon reimbursed the Bank for all premiums previously paid by the Bank. $10,000, $8,707, and $8,500 were contributed for Mr. Dillon and $8,950, $7,250, and $6,200 were contributed for Mr. Cherry under the Bank’s 401(k) Plan for 2003, 2002, and 2001, respectively. An additional $3,525 was contributed in 2003 for Mr. Cherry under the Bank’s 401(k) Plan for an underpayment of previous years’ contributions. $5,092, $4,952 and $5,300 were contributed for Mr. Dillon and $13,400, $12,000 and $10,400 were contributed for Mr. Cherry under the Company’s Executive’s Deferred Compensation Plan for 2003, 2002, and 2001, respectively.

Stock Options and SAR. The following table shows all grants of options to Messrs. Dillon and Cherry in 2003:

Option/SAR Grants in Last Fiscal Year

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted (#) (1)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	5% ($)	10% ($)
Larry G. Dillon	6,000	7.57%	$42.00	12/15/13	$158,481	$401,623
Thomas F. Cherry	3,500	4.42%	42.00	12/15/13	92,448	234,280

(1)	Vesting is as follows: 100% on December 16, 2008.

Option/SAR Exercises and Holdings. The following table shows stock options exercised by Messrs. Dillon and Cherry in 2003.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Options/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at December 31, 2003 (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at December 31, 2003 ($) Exercisable/ Unexercisable
Larry G. Dillon	1,400	$49,000	14,300/	$386,198/
			21,000	311,825
Thomas F. Cherry	800	$15,860	4,700/	114,403/
			14,500	227,575

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2003 with respect to compensation plans under which equity securities of the Company are authorized for issuance, determined without regard to the proposed authorized shares under the 2004 Incentive Stock Plan addressed in Proposal Two below:

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by shareholders (1)	398,368	$23.68	153,795	(3)
Equity compensation plan not approved by shareholders (2)	8,000	$20.31	17,000	(4)

Total	406,368	$23.62	170,795

(1)	This plan category consists of (i) the Amended and Restated C&F Financial Corporation 1994 Incentive Stock Plan (“1994 Incentive Plan”) and (ii) the C&F Financial Corporation 1998 Non-Employee Director Stock Compensation Plan (“Director Plan”).

(2)	This plan category consists solely of the C&F Financial Corporation 1999 Regional Director Stock Compensation Plan (“Regional Director Plan”). The Board of Directors of the Company adopted the Regional Director Plan on October 19, 1999. This plan will expire on October 18, 2009, unless sooner terminated by the Company’s Board of Directors. The Regional Director Plan makes available up to 25,000 shares of common stock for awards to eligible members of the regional board of Citizens and Commerce Bank, a division of the Bank, or any other regional board of the Company, the Bank, any other division of the Bank or any other affiliate of the Company approved for participation in the Regional Director Plan, in the form of stock options. The purpose of the Regional Director Plan is to promote a greater identity of interest between regional directors and the Company’s shareholders by increasing the ownership of the regional directors in the Company’s equity securities through the receipt of awards in the form of options. All regional directors who are not employees or directors of the Company, the Bank or any other affiliate of the Company are eligible for awards under the Regional Director Plan. This plan is administered by the Company’s Compensation Committee, which acts as a Stock Option Committee.

(3)	Includes 77,045 shares available to be granted in the form of options under the 1994 Incentive Plan and 76,750 shares available to be granted in the form of options under the Director Plan.

(4)	Includes 17,000 shares to be granted in the form of options under the Regional Director Plan.

Change in Control Agreements

The Company has entered into “change in control agreements” with Mr. Dillon and Mr. Cherry. The agreement for Mr. Dillon provides certain payments and benefits in the event of a termination of his employment by the Company without “cause,” or by Mr. Dillon for “good reason,” during the period beginning on the occurrence of a “change in control” (as defined in the agreement) of the Company and ending sixty-one days after the second anniversary of the change in control date. In such event, Mr. Dillon would be entitled (i) to receive in 12 consecutive quarterly installments, or in a lump sum, two and one-half times the sum of his highest annual base salary during the 24 month period preceding the change in control date and his highest annual bonus for the three fiscal years preceding the change in control date; (ii) for a period of three years following termination, to receive continuing health insurance, life insurance, and similar benefits under the Company’s welfare benefit plans and to have the three year period credited as service towards completion of any service requirement for retiree coverage under the Company’s welfare benefit plans; and (iii) if Mr. Dillon requests within one year after his termination, to have the Company acquire his residence for its appraised fair market value.

The agreement for Mr. Cherry provides certain payments and benefits in the event of a termination of his employment by the Company without “cause,” or by Mr. Cherry for “good reason,” during the period beginning on the occurrence of a “change in control” (as defined in the agreement) of the Company and ending sixty-one days after the first anniversary of the change in control date. In such event, Mr. Cherry would be entitled (i) to receive in eight consecutive quarterly installments, or in a lump sum, two times the sum of his highest annual base salary during the 24 month period preceding the change in control date and his highest annual bonus for the three fiscal years preceding the change in control date; and (ii) for a period of one year following termination, to receive continuing health insurance, life insurance, and similar benefits under the Company’s welfare benefit plans and to have the one year period credited as service towards completion of any service requirement for retiree coverage under the Company’s welfare benefit plans.

During the term of the agreements following a change in control, Mr. Dillon or Mr. Cherry may voluntarily terminate his employment and become entitled to these payments and benefits under certain circumstances. These circumstances include, but are not limited to, a material adverse change in his position, authority, or responsibilities, or a reduction in his rate of annual base salary, benefits (including incentives, bonuses, stock compensation, and retirement and welfare plan coverage), or other perquisites as in effect immediately prior to the change in control date.

If any payments to or benefits under (collectively, “payments”) the agreements would be subject to excise tax as an “excess parachute payment” under federal income tax rules, the Company has agreed to pay Mr. Dillon and Mr. Cherry additional amounts (“gross-up payments”) to adjust for the incremental tax costs of such payments. However, if such payments and gross-up payments do not provide a net after-tax benefit of at least $25,000, as compared to the net after-tax proceeds resulting from an elimination of the gross-up payments and a reduction of the payments such that the receipt of payments would not give rise to any excise tax, then payments and benefits provided under the agreements will be reduced, so that Mr. Dillon and Mr. Cherry will not be subject to a federal excise tax.

Employee Benefit Plans

The Bank has a Non-Contributory Defined Benefit Retirement Plan (the “Retirement Plan”) covering substantially all employees who have reached the age of 21 and have been fully employed for at least one year. The Retirement Plan provides participants with retirement benefits related to salary and years of credited service. Employees become vested after five plan years of service, and the normal retirement date is the plan anniversary date nearest the employee’s 65th birthday. The Retirement Plan does not cover directors who are not active employees. The amount expensed for the Retirement Plan during the year ended December 31, 2003, was $365,727.

The following table shows the estimated annual retirement benefits payable to employees in the average annual salary and years of service classifications set forth below assuming retirement at the normal retirement age of 65.

	Years of Credited Service
Consecutive Five-Year Average Salary	15	20	25	30	35
$ 25,000	$4,688	$6,250	$7,813	$8,750	$9,688
40,000	7,500	10,000	12,500	14,000	15,500
55,000	11,471	15,294	19,118	21,567	24,015
75,000	17,321	23,094	28,868	32,767	36,665
100,000	24,633	32,844	41,056	46,767	52,478
125,000	31,946	42,594	53,243	60,767	68,290
150,000	39,258	52,344	65,431	74,767	84,103
200,000	53,883	71,844	89,806	102,767	115,728

Benefits under the Retirement Plan are based on a straight life annuity assuming full benefit at age 65, no offsets, and covered compensation of $43,968 for a person age 65 in 2003. Compensation is limited to $200,000 in 2003 by the Internal Revenue Code. The estimated annual benefit payable under the Retirement Plan upon retirement is $108,669 and $90,511 for Messrs. Dillon and Cherry, respectively, each credited with 40 years. Benefits are estimated on the basis that they will continue to receive, until age 65, covered salary in the same amount paid in 2003.

Compensation Committee Report on Executive Compensation

The Compensation Committee (the “Committee”), which is composed of the non-employee Directors of the Company and the Bank listed below, recommends to the Company’s Board of Directors the annual salary levels and any bonuses to be paid to the Chief Executive Officer and the Chief Financial Officer of the Company and to the Bank’s Board other Bank officers. The Committee also makes recommendations to the Company’s Board regarding the issuance of stock options and other compensation related matters.

Currently, the individuals serving as the Chief Executive Officer and the Chief Financial Officer of the Company also serve in the same capacities, respectively, for the Bank. These officers are presently compensated for services rendered by them to the Bank, but not for services rendered by them to the Company.

The primary objective of the Bank’s executive compensation program is to attract and retain highly skilled and motivated executive officers who will manage the Bank in a manner that will promote its growth and profitability and advance the interest of the Company’s shareholders. As such, the compensation program is designed to provide levels of compensation which are reflective of both the individual’s and the organization’s performance in achieving the organization’s goals and objectives, both financial and non-financial, and in helping to build value for the Company’s shareholders. Based on its evaluation of these factors, the Committee believes that the executive officers are dedicated to achieving significant improvements in long-term financial performance and that the compensation plans the Committee has implemented and administered have contributed to achieving this management focus.

The principal elements of the Bank’s executive compensation program include base annual salary, short-term incentive compensation awards under the Bank’s management incentive bonus policy (detailed below), long-term incentives through the grants of stock options under the 1994 Incentive Plan (detailed below), and employer contributions under the amended Executive’s Deferred Compensation Plan (detailed below).

Individual performance awards are made annually to selected members of management under a management incentive bonus policy. Awards are recommended by the Committee and approved by the Company and the Bank Boards. In determining the management awards, the Committee and the Company and the Bank Boards consider the Company’s total performance, including its growth rate, returns on average assets and equity, and absolute level of income. In addition, the Committee and the Company and the Bank Boards consider the individual performance of the members of management who may receive awards. The expense for these awards is accrued in the year of the specified performance.

The Company adopted the 1994 Incentive Stock Plan (the “1994 Incentive Plan”) effective May 1, 1994. The 1994 Incentive Plan was amended by the Company on February 15, 2000. It makes available up to 500,000 shares of common stock for awards to key employees of the Company and its subsidiaries in the form of stock options, stock appreciation rights, and restricted stock. The purpose of the 1994 Incentive Plan is to promote the success of the Company and its subsidiaries by providing incentives to key employees that will promote the identification of their personal interests with the long term financial success of the Company and with growth in shareholder value. The 1994 Incentive Plan is designed to provide flexibility to the Company in its ability to motivate, attract, and retain the services of key employees upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

In considering compensation for the Chief Executive Officer and the Chief Financial Officer, the Committee relies on compensation surveys and an evaluation of the officers’ levels of responsibility and performance. In 2002, the Committee used the following compensation surveys to assist in developing its recommendation on compensation for 2003: the SNL Executive Compensation Review; the Sheshunoff Bank Executive and Director Compensation Survey and the Virginia Bankers Association’s Salary Survey of Virginia Banks. The Committee believes that these are relevant and appropriate indicators of compensation paid by the Company’s competitors. The Committee received an evaluation by the Chief Executive Officer of the performance of the Chief Financial Officer during 2002. The Committee evaluated the performance of the Chief Executive Officer based on the financial performance of the Company and the Bank, achievements in implementing long-term strategy, and the personal observations of the Chief Executive Officer’s performance by the members of the Committee. No particular weight was given to any one aspect of the performance of the Chief Executive Officer, but his performance in 2002 was evaluated as outstanding, with the Company achieving earnings in excess of its peer group and significant progress being made on the Company’s long-term strategy.

Based on the salary surveys and the performance evaluations, the Committee generally sets base annual salaries for the Chief Executive Officer and the Chief Financial Officer in the median range of salaries contained in the various surveys for comparable positions.

The Committee also reviews each executive officer’s performance and responsibility to assess the payment of short-term incentive compensation. The Committee uses the compensation surveys and a report issued by a third-party compensation consultant and considers the performance of the Company relative to its peer group, taking into consideration profit growth, asset growth, return on equity, and return on assets. No particular weight is given to each of these elements. The 2003 cash bonuses were awarded based upon the role of these officers in the growth and profitability of the Company in 2003.

Each year, the Committee also considers the desirability of granting long-term incentive awards under the Company’s 1994 Incentive Plan. The Committee believes that grants of options focus executive officers, as well as other members of senior management, on building profitability and shareholder value. The Committee notes in particular its view that stock option grants make a desirable long-term compensation method because they closely ally the interest of management with shareholder value. In determining the grant of stock options to the Chief Financial Officer, the Committee reviewed with the Chief Executive Officer the recommended award, taking into account the Chief Financial Officer’s scope of responsibility and contributions. The award to the Chief Executive Officer was determined separately and was based, among other things, on the review of competitive compensation data from selected peer companies and information on his total compensation, as well as the Committee’s perception of his past and expected future contributions to the Company’s achievement of its long-term goals.

Each year, the Committee also considers additional retirement funding for executive officers under the Company’s non-qualified defined contribution plan known as the Executive’s Deferred Compensation Plan. These employer contributions are in the form of additional retirement contributions to make up for arbitrary limitations on covered compensation imposed by the Internal Revenue Code with respect to the Bank’s Profit Sharing and 401(k) Plans and to enhance retirement benefits by providing supplemental contributions from time to time on such basis as the Committee and the Board determine.

Compensation Committee

J. P. Causey Jr., Chairman

Barry R. Chernack

James H. Hudson III

Thomas B. Whitmore Jr.

Compensation Committee Interlocks and Insider Participation

During 2003 and up to the present time, there were transactions between the Company’s banking subsidiary and certain members of the Compensation Committee or their associates, all consisting of extensions of credit by the Bank in the ordinary course of business. Each transaction was made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with the general public. In the opinion of management and the Company’s Board, none of the transactions involved more than the normal risk of collectibility or present other unfavorable features.

None of the members of the Compensation Committee has served as an officer or employee of the Company or any of its affiliates. No director may serve as a member of the Compensation Committee if he is eligible to participate in the 1994 Incentive Plan or was at any time within one year prior to his appointment to the Compensation Committee eligible to participate in the 1994 Incentive Plan.

Report of the Audit Committee

The Audit Committee of the Board of Directors of the Company is currently comprised of five directors, three of whom satisfy all of the following criteria: (i) meet the independence requirements set forth in the NASD’s definition of “independent director,” (ii) have not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any of its subsidiaries, (iii) are not affiliated persons of the Company or any of its subsidiaries, and (iv) are competent to read and understand financial statements. Messrs. Lawson and Robinson do not satisfy the independence requirements of the Sarbanes-Oxley Act for Audit Committee membership because they receive compensatory fees, other than fees for services as a director or committee member, from the Company. As a result these directors will not serve on the Audit Committee after the Annual Meeting. The Board has determined that the chairman of the Audit Committee, Mr. Barry R. Chernack, qualifies as an “audit committee financial expert” within the meaning of applicable regulations of the Securities and Exchange Commission (“SEC”), promulgated pursuant to the Sarbanes-Oxley Act. Mr. Chernack is independent of management based on the independence requirements set forth in the NASD’s definition of “independent director.” The Audit Committee has furnished the following report:

The Audit Committee is appointed by the Company’s Board of Directors to assist the Board in overseeing (1) the quality and integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditor and (4) the Company’s compliance with legal and regulatory requirements. The authority and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board and include sole responsibility for the appointment, compensation and evaluation of the Company’s independent auditor and the internal auditors for the Company, as well as establishing the terms of such engagements. The Audit Committee has the authority to retain the services of independent legal, accounting or other advisors as the Audit Committee deems necessary, with appropriate funding available from the Company, as determined by the Audit Committee, for such services. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. The full text of the Audit Committee Charter is attached to this proxy statement as Appendix A.

The Audit Committee is responsible for overseeing the Company’s overall financial reporting process. In fulfilling its oversight responsibilities for the financial statements for fiscal year 2003, the Audit Committee:

•	Reviewed and discussed the annual audit process and the audited financial statements for the fiscal year ended December 31, 2003 with management and Yount, Hyde & Barbour, P.C. (“YHB”), the Company’s independent auditor;

•	Discussed with management, YHB and the Company’s internal auditors the adequacy of the system of internal controls;

•	Discussed with YHB the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

•	Received written disclosures and a letter from YHB regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee discussed with YHB its independence.

The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate. In addition, the Audit Committee’s meetings included, when appropriate, executive sessions with the Company’s independent auditors and the Company’s internal auditors, in each case without the presence of the Company’s management.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. Also, in its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditor, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to accounting principles generally accepted in the United States of America.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and YHB, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the SEC.

Audit Committee

Barry R. Chernack, Chairman

J. P. Causey Jr.

Joshua H. Lawson

William E. O’Connell Jr.

Paul C. Robinson

Independent Public Accountants

The Company’s Audit Committee has appointed Yount, Hyde & Barbour, P.C. as independent public accountants for the current fiscal year ending December 31, 2004. A representative of Yount, Hyde & Barbour, P.C. will be present at the Annual Meeting and will be given the opportunity to make a statement and respond to appropriate questions from the shareholders.

Principal Accounting Fees

The following table presents the fees for professional audit services rendered by Yount, Hyde & Barbour, P.C. for the audit of the Company’s annual financial statements for the years ended December 31, 2003 and 2002, and fees billed for other services rendered by Yount, Hyde & Barbour, P.C. during those periods. Certain amounts for 2002 have been reclassified to conform to the 2003 presentation.

	Year Ended December 31,
	2003	2002
Audit fees[1]	$77,200	$72,300
Audit-related fees[2]	46,700	60,700
Tax fees[3]	12,846	4,000
All other fees	—	—

	$136,746	$137,000

[1]	Audit fees consist of audit and review services, consents and review of documents filed with the SEC.

[2]	Audit-related fees consist of employee benefit plan audits, FHLB and HUD audits, attest report on internal controls under FDICIA, due diligence related to an acquisition and consultation concerning financial accounting and reporting standards.

[3]	Tax fees consist of preparation of federal and state tax returns, review of quarterly estimated tax payments, and consultation concerning tax compliance issues.

Audit Committee Pre-Approval Policy

Pursuant to the terms of the Company’s Audit Committee Charter, the Audit Committee is responsible for the appointment, compensation and oversight of the work performed by the Company’s independent auditor. The Audit Committee, or a designated member of the Audit Committee, must pre-approve all audit (including audit-related) and non-audit services performed by the independent auditor in order to assure that the provisions of such services does not impair the auditor’s independence. The Audit Committee has delegated interim pre-approval authority to Mr. Barry R. Chernack, Chairman of the Audit Committee. Any interim pre-approval of permitted non-audit services is required to be reported to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. With respect to each proposed pre-approved service, the independent auditor must provide detailed back-up documentation to the Audit Committee regarding the specific service to be provided pursuant to a given pre-approval of the Audit Committee. Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Company’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

Performance Graph

The following graph compares the yearly cumulative total shareholder return on the Company’s common stock with (1) the yearly cumulative total shareholder return on stocks included in the Nasdaq stock index and (2) the yearly cumulative total shareholder return on stocks included in the Independent Bank Index prepared by The Carson Medlin Company. The Independent Bank Index is the compilation of the total return to shareholders over the past five years of a group of twenty-two independent community banks located in the southeastern states of Alabama, Florida, Georgia, North Carolina, South Carolina, Tennessee, Virginia, and West Virginia.

There can be no assurance that the Company’s stock performance in the future will continue with the same or similar trends depicted in the graph below.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers, and 10% beneficial owners of the Company’s common stock to file reports concerning their ownership of and transactions in Company common stock. The Company believes that its officers and directors complied with all filing requirements under Section 16(a) during 2003 with the following exceptions: Forms 4 disclosing the award on May 1, 2003 of 1,500 stock options for the Company’s common stock to each of J.P. Causey Jr., Barry R. Chernack, James H. Hudson III, Joshua H. Lawson and William E. O’Connell Jr. were filed on May 8, 2003; and a Form 4 disclosing the award on May 1, 2003 of 1,500 stock options for the Company’s common stock to Paul C. Robinson was filed on May 21, 2003.

PROPOSAL TWO

APPROVAL OF THE 2004 INCENTIVE STOCK PLAN AND RESERVATION OF 500,000 SHARES OF

COMPANY COMMON STOCK

General

The Company’s current incentive stock plan (the “1994 Incentive Stock Plan”), which was adopted in 1994 and amended in 2000 to increase the number of shares of Company common stock available for issuance thereunder, expires on April 30, 2004. Any shares of Company common stock for which awards have not been made under the 1994 Incentive Stock Plan by its April 30, 2004 expiration date will not be available for award or issuance after April 30, 2004. As of the date of this Proxy Statement, 77,045 shares remain available for award under the 1994 Incentive Stock Plan.

On February 17, 2004, the Board of Directors approved a new 2004 Incentive Stock Plan (the “Incentive Plan”), subject to the approval of the Company’s shareholders. No grants have been made to date under the Incentive Plan, and no grants may be made until the later of the May 1, 2004 effective date of the plan or the date shareholders approve the Incentive Plan. At the Annual Meeting, shareholders will be asked to approve the Incentive Plan and the reservation of 500,000 shares of Company common stock for issuance thereunder.

The following description of the Incentive Plan summarizes the principal features of the Incentive Plan and is qualified in its entirety by reference to the full text of the Incentive Plan, a copy of which is attached as Appendix B to this Proxy Statement.

Plan Summary

Purpose. The Board of Directors believes that adoption of the Incentive Plan is in the best interests of the Company and its shareholders in order to promote a greater identity of interest between the Company’s and its subsidiaries’ key employees and the Company’s shareholders by increasing the key employees’ proprietary interest in the Company through the receipt of awards in the form of stock options, stock appreciation rights and restricted stock (“Awards”). The purpose of the Incentive Plan is to promote the success of the Company and its subsidiaries by providing incentives to key employees that will promote the identification of their personal interest with the long-term financial success of the Company and with growth in shareholder value. The Incentive Plan is designed to provide flexibility to the Company and its subsidiaries, in its ability to motivate, attract, and retain the services of key employees upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

Administration. The Incentive Plan will be administered by the Incentive Stock Committee (the “Committee”). All members of the Committee will be disinterested persons as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”) and “outside directors” as defined by Section 162(m) under the Internal Revenue Code of 1986, as amended (the “Code”). Unless otherwise provided by the Board of Directors, the Compensation Committee of the Board of Directors will serve as the Committee and administer the Incentive Plan.

The Committee will have the power to determine the key employees to whom Awards are made.

Each Award under the Incentive Plan will be made pursuant to a written agreement between the Company and the recipient of the Award (the “Agreement”). In administering the Incentive Plan, the Committee will have, subject to the provisions of the Incentive Plan, the authority to determine the terms and conditions upon which Awards may be made and exercised, to determine terms and provisions of each Agreement, to construe and interpret the Incentive Plan and the Agreements, to establish, amend, or waive rules or regulations for the Incentive Plan’s administration, to accelerate the exercisability of any Award, the end of any performance period or termination of any period of restriction, and to make all other determinations and take all other actions necessary or advisable for the administration of the Incentive Plan.

The members of the Committee will be indemnified by the Company against the reasonable expenses incurred by them, including attorney’s fees, in the defense of any action, suit, or proceeding, or any appeal therein to which they may be a party by reasons of any action taken or failure to act under the Incentive Plan.

Subject to the terms, conditions, and limitations of the Incentive Plan, the Committee may modify, extend, or renew outstanding Awards so long as any modification does not adversely affect the rights or obligations of the recipient without the consent of the recipient. If authorized by the Board of Directors, the Committee may accept the surrender of outstanding Awards and authorize new Awards in substitution therefor, including Awards with lower exercise prices so long as the new Awards are not granted until at least six months and one day after the surrendered Awards are surrendered, Awards with longer terms than the surrendered Awards and Awards with more rapid vesting and exercisability than the surrendered Awards.

The Board of Directors may terminate, amend, or modify the Incentive Plan from time to time in any respect without shareholder approval, including amendments necessary to make the Incentive Plan conform with Rule 16b-3 under the Exchange Act or regulations under Section 162(m) of the Code, unless the particular amendment or modification requires shareholder approval under the Code, under the rules and regulations under Section 16 of the Exchange Act, under the rules and regulations of the exchange or system on which the Company common stock is listed or pursuant to any other applicable laws, rules, or regulations.

The Incentive Plan is intended to give the Committee the authority to grant Awards that qualify as performance-based compensation under Section 162(m) of the Code and will be interpreted and construed consistent with such intent. However, there is no requirement in the Incentive Plan that Awards actually qualify as performance-based compensation under Section 162(m) of the Code. Currently, it is anticipated that stockholder approval of any amendments will be required if an amendment would (i) materially increase the number of securities which may be issued or (ii) materially modify the requirements as to eligibility for participation.

The Incentive Plan will expire on April 30, 2014, unless sooner terminated by the Board.

Eligibility. Employees of the Company and its subsidiaries who are deemed to be key employees (“Key Employees”) by the Committee are eligible for Awards under the Incentive Plan. Key Employees include officers or other employees of the Company and its subsidiaries who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its subsidiaries. Directors who are not also officers or employees of the Company or its subsidiaries are not Key Employees and are not eligible for Awards under the Incentive Plan.

The number of employees who initially may be eligible for Awards under the Incentive Plan is approximately 75 (including those persons named in the summary compensation table), and the nature and extent of their participation, the benefits or amounts to be received by each of them, and any consideration to be received by the Company for granting or awarding such benefits will be determined by the Committee.

Certain Terms of Awards. Awards granted under the Incentive Plan generally may not be assigned, transferred, pledged, or otherwise encumbered by a participant, other than by will or the laws of descent and distribution. Awards of options and stock appreciation rights may be exercised during the recipient’s lifetime only by the recipient or, in the case of disability, by the recipient’s legal representative.

Unless specified below in the description of the particular Awards available under the Incentive Plan or unless specified in the Incentive Plan itself, the prices, expiration dates, consideration to be received by the Company, and other terms of each Agreement will be determined by the Committee.

Option Awards. The Incentive Plan authorizes the grant of options to purchase Company common stock. An option may be either an incentive stock option within the meaning of Section 422 of the Code (“ISO”) or a non-qualified stock option (“NQSO”) (collectively, an “Option”). In no event may an ISO be granted on or after the 10th anniversary of the earlier of the Incentive Plan’s effective date or the date of the Incentive Plan’s approval by shareholders.

The Option terms applicable to such Options will be determined by the Committee, but Options generally will not be exercisable in any event after ten years from its grant (or 5 years if the Option is intended to be an ISO and the optionee owns more than 10% of the Company’s outstanding stock), and the exercise price for an Option may not be less than 100% of the Company common stock’s fair market value at the date the Option is awarded (or 110% if the Option is intended to be an ISO and the optionee owns more than 10% of the Company’s outstanding stock). A Key Employee may not be granted Options covering more than 25,000 shares in any one calendar year. All Options granted as ISOs are intended to comply with all applicable provisions of the Code and all other applicable rules and regulations governing ISOs. All other Option terms will be determined by the Committee in its sole discretion.

Tandem SAR Awards. The Incentive Plan authorizes the grant of stock appreciation rights in tandem with the grant of Options (“Tandem SARs”). A Key Employee may not be granted Tandem SARs covering more than 25,000 shares in any one calendar year.

A Tandem SAR may be exercised in whole or in part, and entitles the holder, upon exercise, to receive, without any payment to the Company (other than required withholding amounts), cash or Company common stock or a combination thereof equivalent in value to the excess of the fair market value on the exercise date of the shares of Company common stock represented by the SAR over the option exercise price of the related Option.

A Tandem SAR may be exercised only when the current value of the Tandem SAR exceeds the exercise price of the related Option. A Tandem SAR will expire no later than, and is exercisable and transferable subject to the conditions of, the related Option. In no event will the term of any Tandem SAR exceed ten years from its date of grant date.

If a Tandem SAR is exercised, it will reduce correspondingly the number of shares of Company common stock represented by the related Option, and exercise of the related Option will similarly reduce the number of shares represented by the Tandem SAR. The Committee retains sole discretion to approve or disapprove an optionee’s election to receive cash to the extent required by Rule 16b-3 under the Exchange Act or the terms of the particular Agreement.

Restricted Stock Awards. The Incentive Plan authorizes the grant of shares of Company common stock which contains certain restrictions on the full enjoyment of those shares (“Restricted Stock”). No Key Employee may be granted Restricted Stock covering more than 15,000 shares of Company common stock in any one calendar year.

Restricted Stock may not be disposed of by the recipient until certain restrictions established by the Committee lapse. The restrictions may take the form of a period of restriction during which the recipient must remain employed or may require the achievement of one or more preestablished performance criteria within a certain time period in order to be fully vested in the shares. The performance criteria may be stated in terms of the value of the Company common stock, return on equity, earnings per share, total earnings, earnings growth, return on assets, or return on capital or other similar criteria or combination thereof.

Recipients of Restricted Stock are not required to provide consideration other than the rendering of services. Recipients generally will have, with respect to the Restricted Stock, all the rights of a stockholder of the Company, including the right to vote the shares, and, unless otherwise provided in the Agreement, the right to receive any cash dividends on the shares. If a distribution is paid in Company common stock, unless otherwise provided in the Agreement, the distributed Company common stock will be Restricted Stock subject to the same restrictions as are applicable to the Restricted Stock with respect to which the distribution was made.

Unless otherwise provided in the Agreement, upon termination of employment while Restricted Stock is subject to restrictions for reasons other than death, disability or retirement, shares of Restricted Stock will be forfeited subject to such exceptions, if any, as are authorized by the Committee and set forth in the Agreement. Similarly, shares of Restricted Stock will also be forfeited if the performance criteria established with respect to such Awards are not achieved within the required time period.

Shares Subject to the Incentive Plan. Up to 500,000 shares of Company common stock may be issued for all purposes under the Incentive Plan. Except as set forth below, shares of Company common stock issued in connection with the exercise of, or as other payment for, an Award will be charged against the total number of shares issuable under the Incentive Plan. If any Award granted (for which no material benefits of ownership have been received, including dividends) terminates, expires, or lapses for any reason other than as a result of being exercised (other than by exercise of a related Option in the case of Tandem SARs), or if shares issued (for which no material benefits of ownership have been received, including dividends) pursuant to an Award are forfeited, Company common stock subject to such Award will be available for further Awards to participants.

In order to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations, or reorganizations by the Company, the Committee will adjust the number of shares subject to each outstanding Award, the exercise price, and the annual limit on and aggregate number of shares for which or from which Awards may be made.

The closing price per share of the Company common stock, as reported on the Nasdaq National Market, on March 1, 2004 was $38.17.

Change in Control. In order to maintain all the participants’ rights in the event of a Change in Control of the Company (as that term is defined in the Incentive Plan), the Committee, as constituted before such Change in Control, in its sole discretion may, as to any outstanding Award either at the time an Award is made or any time thereafter take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any such Award by the Company, upon a participant’s request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such participant’s rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control.

Certain Federal Income Tax Consequences

Incentive Stock Options. An optionee will not recognize income on the grant of an ISO, and an optionee generally will not recognize income on the exercise of an ISO, except as described in the following paragraph. Under these circumstances, no deduction will be allowable to the Company or its subsidiary employing such person (the “employer corporation”) in connection with either the grant of such Options or the issuance of shares upon exercise thereof.

However, if the exercise of an ISO occurs more than three months after the optionee ceased to be an employee for reasons other than death or disability (or more than one year thereafter if the optionee ceased to be an employee by reason of permanent and total disability), the exercise will not be treated as the exercise of an ISO, and the optionee will be taxed in the same manner as on the exercise of a NQSO, as described below. For the Option to qualify as an ISO upon the optionee’s death, the optionee must have been employed at the Company and its subsidiaries for at least three months before his or her death.

To the extent the aggregate fair market value (determined at the time the Options are granted) of shares subject to an ISO that become exercisable for the first time by any optionee in a calendar year exceeds $100,000, the Options will not be treated as ISOs, and the optionee will be taxed upon exercise of those excess Options in the same manner as on the exercise of a NQSO, as described below.

Gain or loss from the sale or exchange of shares acquired upon exercise of an ISO generally will be treated as capital gain or loss. If, however, shares acquired pursuant to the exercise of an ISO are disposed of within two years after the Option was granted or within one year after the shares were transferred pursuant to the exercise of the Option, the optionee generally will recognize ordinary income at the time of the disposition equal to the excess over the exercise price of the lesser of the amount realized or the fair market value of the shares at the time of exercise (or, in certain circumstances, at the time such shares became either transferable or not subject to a substantial risk of forfeiture). If, however, such disposition is not a sale or exchange with respect to which a loss (if sustained) would be recognized, the ordinary income is the excess of the fair market value of the shares at the time of exercise (or, in certain circumstances, at the time they became either transferable or not subject to substantial risk of forfeiture) over the exercise price. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain and any loss recognized on the disposition will be capital loss. If an optionee recognizes ordinary income as a result of a disposition as described in this paragraph, the employer corporation will be entitled to a deduction of the same amount. The exercise of an ISO may result in a tax to the optionee under the alternative minimum tax because as a general rule the excess of the fair market value of stock received on the exercise of an ISO over the exercise price is defined as an item of “tax preference” for purposes of determining alternative minimum taxable income.

Non-qualified Stock Options and Tandem SARs. A participant will not recognize income on the grant of a NQSO or a Tandem SAR, but generally will recognize income upon the exercise of a NQSO or a Tandem SAR. The amount of income recognized upon the exercise of a NQSO will be measured by the excess, if any, of the fair market value of the shares at the time of exercise over the exercise price, provided that the shares issued are either transferable or not subject to a substantial risk of forfeiture. The amount of income recognized upon the exercise of a Tandem SAR will be equal to the amount of cash received and the fair market value of any shares received at the time of exercise, provided the shares issued are either transferable or not subject to a substantial risk of forfeiture, plus the amount of any taxes withheld.

If shares received on the exercise of a NQSO or a Tandem SAR are nontransferable and subject to a substantial risk of forfeiture then, unless the optionee elects to recognize income at the time of receipt of such shares, the optionee will not recognize ordinary income until the shares become either transferable or are not subject to a substantial risk of forfeiture. For these purposes, shares will be treated as nontransferable and are subject to a substantial risk of forfeiture for as long as the sale of the shares at a profit could subject the optionee to suit under Section 16(b) of the Exchange Act. In the circumstances described in this paragraph, the amount of income recognized is measured with respect to the fair market value of the shares at the time the income is recognized.

In the case of ordinary income recognized by an optionee as described above in connection with the exercise of a NQSO or a Tandem SAR, the employer corporation will be entitled to a deduction in the amount of ordinary income so recognized by the optionee.

Use of Shares to Exercise Options. Special rules govern the tax treatment of the use of stock to pay the exercise price of an ISO or NQSO.

Restricted Stock. A recipient of Restricted Stock is not required to include the value of such shares in ordinary income until the first time his rights in the shares are transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier, unless he elects to be taxed on receipt of the shares.

With respect to Awards granted under the Incentive Plan that are settled either in cash or in Company common stock or other property that is either transferable or not subject to substantial risk of forfeiture, the recipient will recognize ordinary income at the time of receipt of the cash, stock, or other property. In the circumstances described in this paragraph, the amount of such income will be equal to the amount of cash received, or the excess of the fair market value of the shares or other property received at the time the income is recognized over the amount (if any) paid for the shares or other property. The Company will be entitled to a deduction in the amount of the ordinary income recognized by the recipient for the employer’s taxable year, which includes the last day of the recipient’s taxable year in which he recognizes such income.

The employer corporation will be entitled to a deduction in the amount of the ordinary income recognized by the recipient for the employer’s taxable year which includes the last day of the recipient’s taxable year in which he recognizes such income.

General. The rules governing the tax treatment of Awards that may be granted under the Incentive Plan are quite technical, so that the above description of the tax consequences is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are, of course, subject to change, as are their interpretations, and their application may vary in individual circumstances. Section 162(m) of the Code places certain limitations on the Company’s ability to deduct compensation paid to its executive officers under certain circumstances, including compensation which may be payable pursuant to the Incentive Plan.

Finally, the tax consequences under applicable state laws may not be the same as under the federal income tax laws.

Accounting Treatment

Under current accounting principles, neither the grant nor the exercise of a stock option with an exercise price not less than the fair market value of the Company common stock at the date of grant would require a charge against earnings. It is possible if not likely that the accounting treatment of stock options will be changed in the future in order to require that the anticipated value of the option be expensed.

The Tandem SARs will require a charge to earnings of the Company in an amount equal to the difference between the current market value of the Company common stock and the exercise price.

Depending upon the specific provisions of any Restricted Stock granted, a charge to earnings representing the value of the benefit conferred will be required. Under certain circumstances, this charge may be spread over any period of restriction applicable to such an Award.

Effective Date

If approved by the shareholders, the Incentive Plan will be treated as effective as of May 1, 2004.

Vote Required

The affirmative vote of the holders of a majority of Company common stock represented in person or by proxy voting at the Annual Meeting, assuming a quorum is present, is required to ratify and approve the Incentive Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL TWO TO APPROVE THE 2004 INCENTIVE STOCK PLAN AND TO RESERVE 500,000 SHARES OF COMPANY COMMON STOCK FOR ISSUANCE THEREUNDER.

OTHER BUSINESS

As of the date of this Proxy Statement, management of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than Proposal One and Proposal Two referred to above. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with their best judgment.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

If any shareholder intends to present a proposal to be considered for inclusion in the Company’s proxy materials in connection with the 2005 Annual Meeting, the proposal must be in proper form and must be received by the Company’s Secretary, at the Company’s principal office in West Point, Virginia, on or before November 15, 2004.

In addition, the proxy solicited by the Board of Directors for the 2005 Annual Meeting will confer discretionary authority to vote on any shareholder proposal presented at the meeting if the Company has not received notice of such proposal by January 29, 2005, in writing delivered to the Company’s Secretary.

By Order of the Board of Directors,

/s/ Thomas F. Cherry

Thomas F. Cherry Secretary

West Point, Virginia

March 15, 2004

A copy of the Company’s Annual Report on Form 10-K (including exhibits) as filed with the Securities and Exchange Commission for the year ended December 31, 2003, will be furnished without charge to shareholders upon written request to Secretary, C&F Financial Corporation, Eighth and Main Streets, P.O. Box 391, West Point, Virginia 23181. Copies of the Annual Report on Form 10-K may also be obtained without charge by visiting the Company’s web site at http://www.cffc.com.

APPENDIX A

C&F Financial Corporation

Audit Committee Charter

Purpose

The Audit Committee of C&F Financial Corporation (the “Company”) is appointed by the Company’s Board of Directors (the “Board”) to assist the Board in overseeing (1) the quality and integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditor, and (4) the Company’s compliance with legal and regulatory requirements.

The Audit Committee shall prepare the Report of the Audit Committee required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of NASDAQ, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. At least one member of the Audit Committee shall be an audit committee financial expert as defined by the Commission. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies. Unless a chair is elected by the full Board, the members of the Audit Committee may designate a chair by majority vote of the full committee membership.

The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

Meetings

The Audit Committee shall meet as often as it determines, but not less than quarterly.

The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exception for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of: (i) compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any advisors employed by the Audit Committee, and (iii) ordinary administrative expenses of the Audit Committee for carrying out its duties.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.	Review and discuss with management the Company’s financial reporting process and the adequacy and effectiveness of the Company’s system of internal controls and disclosure controls and procedures.

2.	Review and discuss with the independent auditor the Company’s system of internal controls, including any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies, and the adequacy of the Company’s financial reporting process, and receive from the independent auditors reports required by the Commission.

3.	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

4.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s reviews of the quarterly financial statements.

5.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including the appropriateness of accounting principles followed by the Company, any significant changes in the Company’s selection or application of accounting principles, and major issues regarding the Company’s accounting principles and financial statement presentations.

6.	Review and discuss quarterly reports from the independent auditors on:

(a)	All critical accounting policies and practices to be used.

(b)	All alternative treatments of financial information within accounting principles generally accepted in the United States of America (“GAAP”) that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

7.	Discuss with management and the independent auditor the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysis and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

8.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

9.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

10.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

11.	Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form10-K and Form 10-Q about any significant deficiencies or material weaknesses in the design or operation of internal controls or material weakness therein and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

Oversight of the Company’s Relationship with the Independent Auditor

12.	Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation and oversight of the work of the independent auditor.

13.	Review and evaluate the lead partner of the independent auditor team.

14.

Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, (d) all relationships between the independent auditor and the Company and (e) any other relationships that may adversely affect the independence of the auditor. Actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor. Evaluate that the qualifications, performance and adequacy of the quality controls of the auditor and consider the independence of the auditor, including whether the auditor’s provision of permitted non-audit services is compatible with maintaining the auditor’s independence. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

15.	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

16.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

17.	Discuss with the national office of the independent auditor (if applicable) issues on which the Company’s external audit team consulted them and matters of audit quality and consistency.

18.	Meet with the independent auditor prior to the audit to discuss the planning, staffing and scope of the audit.

Oversight of the Company’s Internal Audit Function

19.	Appoint and replace the senior internal auditing executive or retain an outside internal audit firm.

20.	Review the significant reports prepared by the internal auditing firm and management’s responses.

21.	Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

22.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

23.	Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics. Review reports and disclosure of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

24.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

25.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

26.	Discuss with the Company’s general counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

APPENDIX B

C&F FINANCIAL CORPORATION

2004 INCENTIVE STOCK PLAN

ARTICLE I

Establishment, Purpose, and Duration

1.1 Establishment of the Plan. C&F Financial Corporation, a Virginia corporation (the “Company”), hereby establishes an incentive compensation plan for the Company and its subsidiaries to be known as the “2004 Incentive Stock Plan”, as set forth in this document. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein. The Plan permits the grant of Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights and Restricted Stock.

The Plan was adopted by the Board of Directors of the Company on February 17, 2004, and shall become effective on May 1, 2004 (the “Effective Date”), subject to the approval by vote of shareholders of the Company in accordance with applicable laws. Awards under the Plan may not be granted prior to the later of the Effective Date of the Plan or the date of shareholder approval of the Plan.

1.2 Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Key Employees that will promote the identification of their personal interest with the long-term financial success of the Company and with growth in shareholder value. The Plan is designed to provide flexibility to the Company and its Subsidiaries, in its ability to motivate, attract, and retain the services of Key Employees upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article XI herein, until April 30, 2014, at which time it shall terminate except with respect to Awards made prior to, and outstanding on, that date which shall remain valid in accordance with their terms.

ARTICLE II

Definitions

2.1 Definitions. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

(a) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) “Agreement” means a written agreement implementing the grant of each Award signed by an authorized officer of the Company and by the Participant.

(c) “Award” means, individually or collectively, a grant under this Plan of Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights, and Restricted Stock.

(d) “Award Date” or “Grant Date” means the date on which an Award is made by the Committee under this Plan.

(e) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

(f) “Board” or “Board of Directors” means the Board of Directors of the Company, unless otherwise indicated.

(g) “Change in Control” shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

(i) any Person (other than the Company, any Subsidiary, a trustee or other fiduciary holding securities under any employee benefit plan of the Company, or its Subsidiaries), who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities; or

(ii) if, at any time after the Effective Date, the composition of the Board of Directors of the Company shall change such that a majority of the Board of the \Company shall no longer consist of Continuing Directors; or

(iii) if at any time, (A) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (B) any Person shall consolidate with or merge with the Company, and the Company shall be the continuing or surviving corporation and, in connection therewith, all or part of the outstanding Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (C) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a subsidiary of any other Person, or (D) the Company shall sell or otherwise transfer 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(i) “Committee” means the committee of the Board appointed to administer the Plan pursuant to Article III herein, all of the members of which shall be “non-employee directors” as defined in Rule 16b-3, as amended, under the Exchange Act, or any similar or successor rule, and “outside directors” within the meaning of Section 162(m)(4)(C)(i) of the Code, as amended. Unless otherwise determined by the Board, the Committee shall consist of compensation committee of the Board.

(j) “Company” means C&F Financial Corporation, or any successor thereto as provided in Article XIII herein.

(k) “Continuing Director” means an individual who was a member of the Board of Directors of the Company on the Effective Date or whose subsequent nomination for election or re-election to the Board of Directors of the Company was recommended or approved by the affirmative vote of two-thirds of the Continuing Directors then in office.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Fair Market Value” of a Share means the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.

(n) “Incentive Stock Option” or “ISO” means an option to purchase Stock, granted under Article VI herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

(o) “Key Employee” means an officer or other key employee of the Company or its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries.

(p) “Non-qualified Stock Option” or “NQSO” means an option to purchase Stock, granted under Article VI herein, which is not intended to be an Incentive Stock Option.

(q) “Option” means an Incentive Stock Option or a Non-qualified Stock Option.

(r) “Participant” means a Key Employee who is granted an Award under the Plan.

(s) “Performance Criteria” means one or more specified performance goals, which may be stated in terms of the value of the Stock, return on equity, earnings per share, total earnings, earnings growth, return on assets, or return on capital, with respect to Awards of Restricted Stock pursuant to Article VIII herein.

(t) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is restricted, pursuant to Article VIII herein.

(u) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d).

(v) “Plan” means the C&F Financial Corporation 2004 Incentive Stock Plan, as described and as hereafter from time to time amended.

(w) “Related Option” means an Option with respect to which a Stock Appreciation Right has been granted.

(x) “Restricted Stock” means an Award of Stock granted to a Participant pursuant to Article VIII herein.

(y) “Stock” or “Shares” means the common stock of the Company.

(z) “Stock Appreciation Right” or “SAR” means an Award, designated as a stock appreciation right, granted to a Participant pursuant to Article VII herein.

(aa) “Subsidiary” shall mean a corporation at least 50% of the total combined voting power of all classes of stock of which is owned by the Company, either directly or through one or more of its Subsidiaries.

ARTICLE III

Administration

3.1 The Committee. The Plan shall be administered by the Committee which shall have all powers necessary or desirable for such administration. The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan; (iv) to establish, amend, or waive rules or regulations for the Plan’s administration; (v) to accelerate the exercisability of any Award or the termination of any Period of Restriction or other restrictions with respect to Restricted Stock; and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

3.2 Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Employees as may be selected by it to be Participants. Each Award shall be evidenced by an Agreement.

3.3 Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding.

3.4 Requirements of Rule 16b-3 and Code Section 162(m). Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3, as amended (or any successor or similar rule), under the Exchange Act.

Any provision of the Plan to the contrary notwithstanding, and except to the extent that the Committee determines otherwise: (i) transactions by and with respect to officers and directors of the Company who are subject to Section 16(b) of the Exchange Act (hereafter, “Section 16 Persons”) shall comply with any applicable conditions of SEC Rule 16b-3; (ii) transactions with respect to persons whose remuneration is subject to the provisions of Section 162(m) of the Code shall conform to the requirements of Section 162(m)(4)(C) of the Code; and (iii) every provision of the Plan shall be administered, interpreted, and construed to carry out the foregoing provisions of this sentence.

Notwithstanding any provision of the Plan to the contrary, the Plan is intended to give the Committee the authority to grant Awards that qualify as performance-based compensation under Code Section 162(m)(4)(C) as well as Awards that do not so qualify. Every provision of the Plan shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded; and any provision of the Plan that would prevent an Award that the Committee intends to qualify as performance-based compensation under Code Section 162(m)(4)(C) from so qualifying shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.

ARTICLE IV

Stock Subject to the Plan

4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 500,000. No more than one-third of the aggregate number of such Shares shall be issued in connection with Restricted Stock Awards. Except as provided in Section 4.2 herein, the issuance of Shares in connection with the exercise of, or as other payment for Awards, under the Plan shall reduce the number of Shares available for future Awards under the Plan.

4.2 Lapsed Awards or Forfeited Shares. If any Award granted under this Plan (for which no material benefits of ownership have been received, including dividends) terminates, expires, or lapses for any reason other than by virtue of exercise of the Award, or if Shares issued pursuant to Awards (for which no material benefits of ownership have been received, including dividends) are forfeited, any Stock subject to such Award again shall be available for the grant of an Award under the Plan, subject to Section 7.2.

4.3 Capital Adjustments. The number and class of Shares subject to each outstanding Award, the Option Price and the annual limits on and the aggregate number and class of Shares for which Awards thereafter may be made shall be subject to such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company.

ARTICLE V

Eligibility

Persons eligible to participate in the Plan and receive Awards are all employees of the Company and its Subsidiaries who, in the opinion of the Committee, are Key Employees. Key Employees may not include directors of the Company who are not employees of the Company or its Subsidiaries.

ARTICLE VI

Stock Options

6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Key Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant, provided, however, that (i) no Key Employee may be granted Options in any calendar year for more than 25,000 Shares, (ii) the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which any Participant may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in Section 422 of the Code and rules and regulations thereunder, and (iii) no ISO may be granted on or following the tenth anniversary of the earlier of the Effective Date of the Plan or the date of shareholder approval of the Plan.

6.2 Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as defined in Section 6.3 herein), the duration of the

Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability or other termination of employment, and such other provisions as the Committee shall determine. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or Nonqualified Stock Option not intended to be within the provisions of Section 422 of the Code.

6.3 Option Price. The exercise price per Share of Stock covered by an Option (“Option Price”) shall be determined by the Committee subject to the following limitations. The Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Grant Date. In addition, an ISO granted to an employee who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, shall have an Option Price which is at least equal to 110% of the Fair Market Value of the Stock.

6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, no ISO shall be exercisable after the expiration of ten years from its Award Date. In addition, an ISO granted to a Key Employee who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, shall not be exercisable after the expiration of five years from its Award Date.

6.5 Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants.

6.6 Method of Exercise. Options shall be exercised by the delivery of a written notice to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price shall be payable to the Company in full either in cash, by delivery of Shares of Stock valued at Fair Market Value at the time of exercise, by delivery of a promissory note (in the Committee’s discretion and subject to restrictions and prohibitions of applicable law) or by a combination of the foregoing. As soon as practicable after receipt of written notice and payment, the Company shall deliver to the Participant, stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant’s name. No Participant who is awarded Options shall have rights as a shareholder until the date of exercise of the Options.

6.7 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under the applicable Federal securities law, under the requirements of the National Association of Securities Dealers, Inc. or any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

6.8 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

ARTICLE VII

Stock Appreciation Rights

7.1 Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Key Employees, at the discretion of the Committee in connection with the grant, and exercisable in lieu of Options (“Tandem SARs”). No Key Employee may be granted more than 25,000 Tandem SARs in any calendar year.

7.2 Exercise of Tandem SARs. Tandem SARs may be exercised with respect to all or part of the Shares subject to the Related Option. The exercise of Tandem SARs shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Tandem SAR is exercised. Conversely, the exercise, in whole or in part, of a Related Option, shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Related Option is exercised. Shares with respect to which the Tandem SAR shall have been exercised may not be subject again to an Award under the Plan.

Notwithstanding any other provision of the Plan to the contrary, a Tandem SAR shall expire no later than the expiration of the Related Option, shall be transferable only when and under the same conditions as the Related Option and shall be exercisable only when the Related Option is eligible to be exercised. In addition, if the Related Option is an ISO, a Tandem SAR shall be exercised for no more than 100% of the difference between the Option Price of the Related Option and the Fair Market Value of Shares subject to the Related Option at the time the Tandem SAR is exercised.

7.3 Other Conditions Applicable to Tandem SARs. No Tandem SAR shall be exercisable after the expiration of ten years from its Award Date; and the term of any Tandem SAR granted under the Plan shall not exceed ten years from the Grant Date. A Tandem SAR may be exercised only when the Fair Market Value of a Share exceeds the Option Price of the Related Option. A Tandem SAR shall be exercised by delivery to the Committee of a notice of exercise in the form prescribed by the Committee.

7.4 Payment Upon Exercise of Tandem SARs. Subject to the provisions of the Agreement, upon the exercise of a Tandem SAR, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount equal to the product of multiplying (i) the number of Shares with respect to which the Tandem SAR is exercised by (ii) an amount equal to the excess of (A) the Fair Market Value per Share on the date of exercise of the Tandem SAR over (B) the Option Price of the Related Option.

Payment to the Participant shall be made in Shares, valued at the Fair Market Value of the date of exercise, in cash if the Participant has so elected in his written notice of exercise and the Committee has consented thereto, or a combination thereof. To the extent required to satisfy the conditions of Rule 16b-3(e) under the Exchange Act, or any successor or similar rule, or as otherwise provided in the Agreement, the Committee shall have the sole discretion to consent to or disapprove the election of any Participant to receive cash in full or partial settlement of a Tandem SAR. In cases where an election of settlement in cash must be consented to by the Committee, the Committee may consent to, or disapprove, such election at any time after such election, or within such period for taking action as is specified in the election, and failure to give consent shall be disapproval. Consent may be given in whole or as to a portion of the Tandem SAR surrendered by the Participant. If the election to receive cash is disapproved in whole or in part, the Tandem SAR shall be deemed to have been exercised for Shares, or, if so specified in the notice of exercise and election, not to have been exercised to the extent the election to receive cash is disapproved.

7.5 Nontransferability of Tandem SARs. No Tandem SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Tandem SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

ARTICLE VIII

Restricted Stock

8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock under the Plan to such Key Employees and in such amounts as it shall determine, provided, however, that no Key Employee may be granted Stock Awards in any calendar year for more than 15,000 shares of Stock. Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than by the rendering of services.

8.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by an Agreement that shall specify the number of Restricted Stock Shares granted, the applicable Period of Restriction, Performance Criteria or other restrictions and provisions as the Committee shall determine.

8.3 Transferability. Except as provided in this Article and subject to the limitation in the next sentence, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction and/or the satisfaction of any Performance Criteria or other restrictions specified by the Committee in its sole discretion and set forth in the Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

8.4 Other Restrictions. The Committee may impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. Unless otherwise determined by the Committee, custody of Shares of Restricted Stock shall be retained by the Company until the termination of the restrictions pertaining thereto.

8.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the C&F Financial Corporation 2004 Incentive Stock Plan, in the rules and administrative procedures adopted pursuant to such Plan, and in an Agreement dated                     . A copy of the Plan, such rules and procedures, and such Restricted Stock Agreement may be obtained from the Secretary of C&F Financial Corporation.

8.6 Removal of Restrictions. Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction or on the day immediately following the date on which the Performance Criteria have been timely satisfied, as applicable. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 8.5 herein removed from his Stock certificate.

8.7 Voting Rights. Participants entitled to or holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares while subject to restrictions hereunder.

8.8 Dividends and Other Distributions. Unless otherwise provided in the Agreement, while subject to restrictions hereunder, Participants entitled to or holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and the same rules for custody as the Shares of Restricted Stock with respect to which they were distributed.

8.9 Termination of Employment Due to Retirement. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company or one of its Subsidiaries because of normal retirement (as defined in the rules of the Company in effect at the time), any restrictions applicable to the Restricted Stock Shares pursuant to Section 8.3 herein shall automatically terminate and, except as otherwise provided in Section 8.4 herein the Shares of Restricted Stock shall thereby be free of restrictions and freely transferable. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company because of early retirement (as defined in the rules of the Company in effect at the time), the Committee, in its sole discretion, may waive the restrictions remaining on any or all Shares of Restricted Stock pursuant to Section 8.3 herein and add such new restrictions to those Shares of Restricted Stock as it deems appropriate.

8.10 Termination of Employment Due to Death or Disability. Unless otherwise provided in the Agreement, in the event a Participant’s employment is terminated because of death or disability while subject to restrictions hereunder, any remaining restrictions applicable to the Restricted Stock pursuant to Section 8.3 herein shall automatically terminate and, except as otherwise provided in Section 8.4 herein the Shares of Restricted Stock shall thereby be free of restrictions and fully transferable.

8.11 Termination of Employment for Other Reasons. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company for any reason other than for death, disability, or retirement, as set forth in Sections 8.9 and 8.10 herein, while subject to restrictions hereunder, then any Shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company.

8.12 Failure to Satisfy Performance Criteria. In the event that the specified Performance Criteria are not satisfied within the time period established by the Committee, the Shares of Restricted Stock which were awarded subject to the satisfaction of such Performance Goals shall be automatically forfeited and returned to the Company.

ARTICLE IX

Change in Control

In the event of a Change in Control of the Company, the Committee, as constituted before such Change in Control, in its sole discretion may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any such Award by the Company, upon a Participant’s request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant’s rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control.

ARTICLE X

Modification, Extension and Renewals of Awards

Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards, or, if authorized by the Board, accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan and authorize the granting of new Awards pursuant to the Plan in substitution therefor, and the substituted Awards may specify a lower exercise price than the surrendered Awards provided the replacement Awards are not granted until at least six months and a day after the Awards are surrendered, may provide for a longer term than the surrendered Awards, may provide for more rapid vesting and exercisability than the surrendered Awards, or may contain any other provisions that are authorized by the Plan. The Committee may also modify the terms of any outstanding Agreement. Notwithstanding the foregoing, however, no modification of an Award, shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant.

ARTICLE XI

Amendment, Modification and Termination of the Plan

11.1 Amendment, Modification and Termination. At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.

11.2 Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Section 4.3 herein shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

ARTICLE XII

Withholding

12.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State and local taxes (including the Participant’s FICA obligation, if any) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

12.2 Stock Withholding. With respect to withholding required upon the exercise of Nonqualified Stock Options, or upon the lapse of restrictions on Restricted Stock, or upon the occurrence of any other similar taxable event, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections shall be irrevocable and be made in writing, signed by the Participant on forms approved by the Committee in advance of the day that the transaction becomes taxable.

ARTICLE XIII

Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE XIV

General

14.1 Requirements of Law. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or self regulatory organizations (i.e., exchanges) as may be required.

14.2 Effect of Plan. The establishment of the Plan shall not confer upon any Key Employee any legal or equitable right against the Company, a Subsidiary or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment of any Key Employee, nor is it a contract between the Company or any of its Subsidiaries and any Key Employee. Participation in the Plan shall not give any Key Employee any right to be retained in the service of the Company or any of its Subsidiaries.

14.3 Creditors. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

14.4 Governing Law. The Plan, and all Agreements hereunder, shall be governed, construed and administered in accordance with the laws of the Commonwealth of Virginia and the intention of the Company is that ISOs granted under the Plan qualify as such under Section 422 of the Code.

14.5 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

C&F FINANCIAL CORPORATION

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Larry G. Dillon and James H. Hudson III, jointly and severally as proxies, with full power to act alone, and with full power of substitution to represent the undersigned, and to vote all shares of the Company standing in the name of the undersigned as of February 13, 2004, at the annual meeting of shareholders to be held Tuesday, April 20, 2004 at 3:30 p.m. at the Holiday Inn, Patriot, 3032 Richmond Road, Williamsburg, Virginia, or any adjournments thereof, on each of the following matters. This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2 and on other matters at the discretion of the proxy agents.

(Continued and to be signed on Reverse Side)

ANNUAL MEETING OF SHAREHOLDERS OF

C&F FINANCIAL CORPORATION

April 20, 2004

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

êPlease detach along perforated line and mail in the envelope provided.ê

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
			FOR	AGAINST	ABSTAIN
1. To elect two Class II directors to serve until the 2007 Annual Meeting of Shareholders, or until their successors are elected and qualified, as instructed below.		2. To approve the C&F Financial Corporation 2004 Incentive Stock Plan and reservation of 500,000 shares of Company common stock.	☐	☐	☐
NOMINEES:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	O Joshua H. Lawson O Paul C. Robinson

3. The transaction of any other business as may properly come before the Annual Meeting or any adjournment thereof. Management presently knows of no other business to be presented at the Annual Meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Meeting Attendance
I plan to attend the annual meeting on Tuesday, April 20, 2004 at the location printed on the back.

Please check here if you plan to attend the meeting. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.